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                                                               Exhibit 10.26



                       DAIRY MART CONVENIENCE STORES, INC.



                     NONQUALIFIED DEFERRED COMPENSATION PLAN


                        (EFFECTIVE AS OF JANUARY 1, 2000)







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                       DAIRY MART CONVENIENCE STORES, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS
                                -----------------

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                                                                                                       PAGE
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ARTICLE I                  ESTABLISHMENT

    1.1               Establishment......................................................................1
    1.2               Purpose............................................................................1

ARTICLE II                 DEFINITIONS

                      "Accounting Period"................................................................1
    2.2               "Beneficiary"......................................................................1
    2.3               "Change in Control"................................................................1
    2.4               "Code".............................................................................2
    2.5               "Committee"........................................................................2
    2.6               "Company"..........................................................................2
    2.7               "Compensation".....................................................................2
    2.8               "Deferred Compensation Account"....................................................2
    2.9               "Deferred Compensation Award"......................................................2
    2.10              "Deferred Compensation Election"...................................................2
    2.11              "401(k) Plan"......................................................................2
    2.12              "Investment Earnings"..............................................................2
    2.13              "Matching Account" ................................................................2
    2.14              "Matching Award"...................................................................2
    2.15              "Normal Retirement Date"...........................................................2
    2.16              "Participant"......................................................................3
    2.17              "Plan Year"........................................................................3
    2.18              "Pour-Over Adjustment" ............................................................3
    2.19              "Pour-Over Election" ..............................................................3
    2.20              "Termination of Employment"........................................................3
    2.21              "Valuation Date"...................................................................3

ARTICLE III                PARTICIPATION

    3.1               Eligibility........................................................................3
    3.2               Duration of Participation..........................................................3
    3.3               Reemployment.......................................................................3
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ARTICLE IV                 DEFERRED COMPENSATION AND MATCHING AWARDS

    4.1               Deferred Compensation Awards.......................................................4
    4.2               Matching Awards....................................................................4

ARTICLE V                  POUR-OVER ELECTIONS

    5.1               Pour-Over Election.................................................................4
    5.2               Pour-Over Amounts..................................................................5
    5.3               Pour-Over Adjustments..............................................................5


ARTICLE VI                 PLAN ACCOUNTS

    6.1               Accounts...........................................................................5
    6.2               Credits to Accounts................................................................6
    6.3               Charges to Accounts................................................................6
    6.4               Investment Earnings................................................................6
    6.5               Investment Preference Elections....................................................7

ARTICLE VII                DISTRIBUTION OF BENEFITS

    7.1               Entitlement to Benefit.............................................................7
    7.2               Time and Manner of Payment.........................................................7
    7.3               Beneficiary Designations...........................................................8
    7.4               Vesting............................................................................8
    7.5               Effect of Termination of Employment on Pour-Over Election..........................8
    7.6               Forfeitures........................................................................9
    7.7               Source of Payments.................................................................9
    7.8               Maintenance of Accounts............................................................9

ARTICLE VIII               ADMINISTRATION

    8.1               Administration.....................................................................9
    8.2               General Creditor...................................................................9
    8.3               Facility of Payment................................................................9
    8.4               Non-Alienation of Benefits.........................................................10
    8.5               Withholding for Taxes..............................................................10
    8.6               No Employment Rights...............................................................10
    8.7               Committee Determinations Final.....................................................10
    8.8               Amendment or Termination...........................................................10
    8.9               Establishment of Trust Permitted...................................................10
    8.10              Indemnification....................................................................10
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ARTICLE IX                 CLAIMS PROCEDURE

    9.1               Initial Claim for Payment..........................................................11
    9.2               Review of Claim Denial.............................................................11

ARTICLE X                  MISCELLANEOUS

    10.1              Gender and Number..................................................................11
    10.2              Successors.........................................................................12
    10.3              Controlling Law....................................................................12
    10.4              Limitation on Liability............................................................12
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                       DAIRY MART CONVENIENCE STORES, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                            EFFECTIVE JANUARY 1, 2000


                                    ARTICLE I
                                  ESTABLISHMENT
                                  -------------

         1.1 ESTABLISHMENT. Dairy Mart Convenience Stores, Inc. ("Company") hereby establishes the Dairy Mart Convenience Stores, Inc. Nonqualified Deferred Compensation Plan ("Plan") effective as of January 1, 2000.

         1.2 PURPOSE. The purpose of the Plan is to provide supplemental retirement benefits to selected management level and/or highly compensated employees. The Plan is intended to be an unfunded "top-hat" plan which is exempt from most of the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA").


                                   ARTICLE II

                                   DEFINITIONS
                                   -----------

         The following Sections of this Article II provide definitions of terms used throughout this Plan, and whenever used herein in a capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:

         2.1 "ACCOUNTING PERIOD" means each calendar quarter.

         2.2 "BENEFICIARY" means any person (including any trust, estate or other entity) designated by a Participant in accordance with Section 7.3 to receive any benefit payable under the Plan in the event of the Participant's death.

         2.3 "CHANGE IN CONTROL" means the purchase or other acquisition by any person, entity or group of persons, within the meaning of section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("Act"), or any comparable successor provisions, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets.

         2.4 "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         2.5 "COMMITTEE" means the committee appointed by the Compensation Committee of the board of directors of the Company to administer the Plan or, if no such committee is appointed, the Committee shall be the Compensation Committee of the board of directors of the Company.

         2.6 "COMPANY" means Dairy Mart Convenience Stores, Inc., or any successor corporation, partnership or other entity by merger, consolidation, purchase or otherwise.

         2.7 "COMPENSATION" means the cash compensation payable to a Participant by the Company or a subsidiary during a Plan Year, which is payable in the form of a salary or bonus.

         2.8 "DEFERRED COMPENSATION ACCOUNT" means the bookkeeping record established and maintained on behalf of each Participant to record Deferred Compensation Awards, Investment Earnings and other amounts credited to the Participant, and distributions and other amounts charged to the Participant, pursuant to the terms of the Plan. Each Deferred Compensation Account represents an unfunded commitment of the Company to pay in the future the amounts credited thereunder, subject to all of the terms and conditions of the Plan.

         2.9 "DEFERRED COMPENSATION AWARD" means an amount to be credited to a Participant's Deferred Compensation Account pursuant to Section 4.1.

         2.10 "DEFERRED COMPENSATION ELECTION" means the election made by a Participant in accordance with Section 4.1 to reduce his Compensation by a specific amount, and to have such amount credited to the Plan as a Deferred Compensation Award, pursuant to Article IV.

         2.11 "401(K) PLAN" means the Dairy Mart Convenience Stores, Inc. 401(k) Savings and Profit Sharing Plan, as may be amended from time to time.

         2.12 "INVESTMENT EARNINGS" means the amounts credited to a Participant's Deferred Compensation Account and/or Matching Account from time to time pursuant to Section 6.4.

         2.13 "MATCHING ACCOUNT" means the bookkeeping record established and maintained on behalf of each Participant to record Matching Awards, Investment Earnings and other amounts credited to the Participant, and distributions and other amounts charged to the Participant, pursuant to the terms of the Plan. Each Matching Account represents an unfunded commitment of the Company to pay in the future the amounts credited thereunder, subject to all of the terms and conditions of the Plan.

         2.14 "MATCHING AWARD" means an amount to be credited to a Participant's Matching Account pursuant to Section 4.2.



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         2.15 "NORMAL RETIREMENT DATE" means the date on which a Participant attains age 65.

         2.16 "PARTICIPANT" means any employee of the Company or a subsidiary who is participating in the Plan as provided in Article III.

         2.17 "PLAN YEAR" means the twelve consecutive month period beginning each January 1 and ending the following December 31.

         2.18 "POUR-OVER ADJUSTMENT" means an amount by which a Participant's Deferred Compensation Account or Matching Account is reduced in accordance with
Section 5.3 in connection with a Pour-Over Election.

         2.19 "POUR-OVER ELECTION" means an election made by a Participant in accordance with Section 5.1 to have amounts deducted from his Deferred Compensation and/or Matching Accounts under this Plan, in connection with (i) a corresponding employer contribution of equal amounts to the 401(k) Plan for benefit of such Participant, or (ii) a corresponding employer payment of equal amounts to the Participant in cash.

         2.20 "TERMINATION OF EMPLOYMENT" means the date a person ceases to be a common-law employee of the Company or a subsidiary for any reason. A transfer of employment from one division or affiliate of the Company to another division or affiliate of the Company will not constitute a Termination of Employment for purposes of this Plan.

         2.21 "VALUATION DATE" means each business day in the Plan Year.


                                   ARTICLE III

                                  PARTICIPATION
                                  -------------

         3.1 ELIGIBILITY. The Committee, in its sole discretion, shall designate in writing the employees of the Company or its subsidiaries who shall become Participants in the Plan, and the effective date of their participation. Participation must be prospective and not retroactive. The Committee shall limit its selections so that the Plan primarily covers a select group of management level and/or highly compensated employees.

         3.2 DURATION OF PARTICIPATION. A Participant shall cease to be a Participant on the date the balance of his Deferred Compensation and Matching Accounts is reduced to zero.

         3.3 REEMPLOYMENT. The reemployment of a former Participant by the Company or a subsidiary shall not entitle such individual to become a Participant hereunder. Such individual shall not become a Participant until the individual is again designated as such in accordance with Section 3.1.


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                                   ARTICLE IV

                    DEFERRED COMPENSATION AND MATCHING AWARDS
                    -----------------------------------------

         4.1 DEFERRED COMPENSATION AWARDS. Each Participant may elect to defer all or a portion of his Compensation for any Plan Year. Each election hereunder shall (a) be made in writing prior to the first day of the Plan Year in which the Compensation will be earned, (b) specify the amount to be deferred from each paycheck, either as a fixed dollar amount or as a percentage of the Participant's Compensation, and (c) be irrevocable. Separate deferral elections may be made with respect to the salary and bonus portions of a Participant's Compensation. Notwithstanding the foregoing, a new Participant may make a mid-year deferral election with respect to Compensation to be earned after the effective date of such election, but only with respect to his first Plan Year of participation hereunder. Amounts deferred from the salary and bonus portions of a Participant's Compensation shall be Deferred Compensation Awards hereunder, effective as of the date of each paycheck and/or bonus check from which an amount is deferred. All Deferred Compensation Awards shall be credited to the Participant's Deferred Compensation Account in accordance with Section 6.2.

         4.2 MATCHING AWARDS. For each pay period and bonus check, the Committee shall award an amount to each Participant based on the Participant's Deferred Compensation Award for such pay period or bonus check. Such an award, if any, shall be known as a Matching Award and shall be determined pursuant to a matching formula established by the Committee, in its sole discretion. For the 2000 Plan Year and until changed by the Plan Committee, each Matching Award shall be equal to 50% of the Participant's Deferred Compensation Award, provided said Deferred Compensation Award does not exceed 6% of the Participant's Compensation for such pay period or bonus check, and that Compensation will be limited to $170,000 (or as adjusted under Code Section 401(a)(17)) for this purpose. The 6% of Compensation cap for any pay period or bonus check shall be reduced by the amount of any compensation which is recognized under the 401(k) Plan to produce a matching contribution under that plan for the same pay period or bonus check. The Committee shall have the right to change the matching formula from time to time, but the formula shall be applied uniformly to all Participants, and any decrease in the matching formula will not be effective until the first day of the next Plan Year after such change is determined by the Committee and communicated to the Participants in writing. All Matching Awards shall be credited to the Participant's Matching Account in accordance with
Section 6.2. Notwithstanding the foregoing, no Matching Award shall be credited with respect to a Deferred Compensation Award which is distributable to the Participant in cash at the end of a Plan Year pursuant to the Participant's Pour-Over Election.


                                    ARTICLE V

                               POUR-OVER ELECTIONS
                               -------------------

         5.1 POUR-OVER ELECTION. Each Participant who is also a participant in the 401(k) Plan may elect to have a portion of his Deferred Compensation and Matching Awards deducted from


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

his Accounts at the end of any Plan Year, in exchange for (i) an employer contribution of an equal amount to the Participant's corresponding accounts under the 401(k) Plan, or (ii) a distribution of an equal amount to the Participant by the employer in cash. An annual election under this Section 5.1 shall be made at the same time and in the same manner as the Participant's Deferred Compensation Election under Section 4.1. The amount to be exchanged under a Pour-Over Election shall be determined under Section 5.2. All Pour-Over Elections are subject to Section 7.5.

         5.2 POUR-OVER AMOUNTS. The amount which shall be subject to a Pour-Over Election for any Participant for any Plan Year shall be known as the Pour-Over Amount and shall be equal to the sum of (1) the Participant's Deferred Compensation Pour-Over Amount for such Plan Year, and (2) the Participant's Matching Pour-Over Amount for such Plan Year.

         A Participant's Deferred Compensation Pour-Over Amount for any Plan Year shall be the lesser of (i) his total Deferred Compensation Award for the Plan Year, (ii) $10,500 (or such higher amount as applies to the 401(k) Plan under Code Section 402(g) for such Plan Year), (iii) the maximum dollar amount that could be allocated to his Participant Elective Deferrals Account under the 401(k) Plan without causing the 401(k) Plan to fail the nondiscrimination limitations of Code Section 401(k) for such Plan Year, or (iv) zero, if the Participant received a financial hardship withdrawal under the 401(k) Plan during the Plan Year.

         A Participant's Matching Pour-Over Amount for any Plan Year shall be lesser of (i) the Matching Award attributable to his Deferred Compensation Pour-Over Amount, or (ii) the maximum dollar amount that could be allocated to his Company Matching Contributions Account under the 401(k) Plan without causing the 401(k) Plan to fail the nondiscrimination limitations of Code Section 401(m) for such Plan Year.

         The foregoing amounts shall be determined by the Committee, in its sole discretion, based on information available to the Committee under this Plan and information provided to the Committee by the Company and its subsidiaries with respect to the 401(k) Plan. The Committee shall not be responsible for investigating or verifying the accuracy of information provided to it by the Company and its subsidiaries in this regard.

         5.3 POUR-OVER ADJUSTMENTS. Subject to Section 7.5, the Pour-Over Amount of each Participant who makes a Pour-Over Election under Section 5.1 shall be charged to his Accounts as of the last day of the Plan Year to which such election relates. The portion of the adjustment which relates to the Deferred Compensation Pour-Over Amount shall be made to the Deferred Compensation Account and the portion which relates to the Matching Pour-Over Amount shall be made to the Matching Account.

                                   ARTICLE VI

                                  PLAN ACCOUNTS
                                  -------------

         6.1 ACCOUNTS. The Committee shall establish and maintain a Deferred Compensation


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Account for each Participant who has made a Deferred Compensation Election pursuant to Section 4.1, to which Deferred Compensation Awards, Investment Earnings, and other amounts shall be credited as set forth in Section 6.2 and against which distributions and other amounts shall be charged as set forth in
Section 6.3. The Committee shall also establish and maintain a Matching Account for each Participant to which Matching Awards, Investment Earnings and other amounts shall be credited as set forth in Section 6.2 and against which distributions and other amounts shall be charged as set forth in Section 6.3.

         6.2 CREDITS TO PLAN ACCOUNTS.

                  (a) DEFERRED COMPENSATION ACCOUNT. As of each payroll period and distribution of bonus checks, each Participant's Deferred Compensation Account shall be credited with the amount of their Deferred Compensation Award for such payroll period and/or bonus check, respectively. As of each Valuation Date, each Participant's Deferred Compensation Account shall be credited with
(i) an amount of Investment Earnings as determined by the Committee in accordance with Section 6.4, and (ii) any other amount which the Committee reasonably determines should be credited, such as corrective additions for amounts not previously credited by mistake.

                  (b) MATCHING ACCOUNT. As of each payroll period and distribution of bonus checks, each Participant's Matching Account shall be credited with the amount of their Matching Award for such payroll period and/or bonus check, respectively. As of each Valuation Date, each Participant's Matching Account shall be credited with (i) an amount of Investment Earnings as determined by the Committee in accordance with Section 6.4, and (ii) any other amount which the Committee reasonably determines should be credited, such as corrective additions for amounts not previously credited by mistake.

         6.3 CHARGES TO ACCOUNTS.

                  (a) DEFERRED COMPENSATION ACCOUNT. As of each Valuation
Date, each Participant's Deferred Compensation Account shall be charged with (i) the amount of any distribution to the Participant (or his Beneficiary), (ii) the amount of any Pour-Over Adjustment required under Section 5.3, (iii) the amount of any negative Investment Earnings as determined by the Committee in accordance with Section 6.4, and (iv) any other amount which the Committee reasonably determines should be charged, such as corrective subtractions for amounts not previously charged by mistake or certain administrative or other expenses.

                  (b) MATCHING ACCOUNT. As of each Valuation Date, each Participant's Matching Account shall be charged with (i) the amount of any distribution to the Participant (or his Beneficiary), (ii) the amount of any Pour-Over Adjustment required under Section 5.3, (iii) the amount of any negative Investment Earnings as determined by the Committee in accordance with
Section 6.4, and (iv) any other amount which the Committee reasonably determines should be charged, such as corrective subtractions for amounts not previously charged by mistake or certain administrative or other expenses.


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         6.4 INVESTMENT EARNINGS. As of each Valuation Date, the Committee shall determine an amount to be credited or charged to each Participant's Accounts, which shall be deemed Investment Earnings. The Investment Earnings shall be based on the balance of the Participant's Accounts as of the preceding Valuation Date, increased by any credits and reduced by any charges to the Participant's Accounts since such date, and the investment rates of return established by the Committee for the period since the preceding Valuation Date. The separate investment rates of return for each hypothetical investment fund shall be established by the Committee as of each Valuation Date and shall be uniformly applied to all Participants. The investment rate of return for each hypothetical investment fund shall be determined by the Committee, in its sole and absolute discretion, and shall be based on the market rates of return of the investment category upon which the hypothetical investment fund is based, and such other factors as the Committee deems relevant. If a Participant fails to elect investment fund preferences under Section 6.5, the Committee shall apply the investment rate of return of the most conservative hypothetical investment fund choice.

         6.5 INVESTMENT PREFERENCE ELECTIONS. Each Participant may file an Investment Preference Election form with the Committee to express his investment category preferences under the Plan. A Participant's election will affect the amount of Investment Earnings to be credited or charged to the Participant's Accounts under Sections 6.2 and 6.3, but such election will have no legal effect on the actual investment of the Company's general assets or on the actual investment of any assets held by a trust which is established under Section 8.9. A Participant's Investment Preference Election will be effective on the next Valuation Date after it is received, acknowledged and processed by the Committee and shall remain in effect until the next Valuation Date after a new Investment Preference Election is properly filed with, acknowledged and processed by the Committee. The Committee shall establish such other rules and procedures as it deems necessary or appropriate with respect to Participant investment preference elections hereunder.


                                   ARTICLE VII

                            DISTRIBUTION OF BENEFITS
                            ------------------------

         7.1 ENTITLEMENT TO BENEFIT. Each Participant shall be entitled to a benefit hereunder upon incurring a Termination of Employment for any reason. The amount of such benefit shall be equal to the sum of (i) the entire balance of the Participant's Deferred Compensation Account, and (ii) the vested balance of the Participant's Matching Account (as determined under Section 7.4 below).

         7.2 TIME AND MANNER OF PAYMENT. Except as otherwise provided below, a Participant's benefit shall be paid in a single sum within sixty (60) days after his Termination of Employment. Notwithstanding the foregoing, a Participant may file an advance election with the Committee to (i) receive his vested benefit in substantially equal annual installments over 3, 5 or 10 years, and/or (ii) to defer the payment of a lump sum or the commencement of annual installment payments to the later of his Termination of Employment or attaining a specified age.


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An election to receive annual installments and/or defer the payment date, shall only apply to benefits accruing after the date of such election. Such an election must be made on a distribution election form provided by the Committee for that purpose, and such election shall not be effective until acknowledged in writing by the Plan Committee. A Participant may change his distribution election at any time, provided that the change will (i) be limited to the form and time of payment options offered in this section, (ii) be effective prospectively only, and (iii) have no effect on amounts accrued under the Plan prior to the effective date of such new election. If a Participant incurs a Termination of Employment by reason of death or dies after his Termination of Employment but before his entire vested benefit has been distributed to him, his vested benefit or the remainder of his vested benefit shall be distributed to his designated Beneficiary in a single sum as soon as administratively practicable after the date of death.

         7.3 BENEFICIARY DESIGNATIONS. Each Participant may designate a Beneficiary (or Beneficiaries) on a beneficiary designation form provided by the Committee for that purpose. The Participant may change such designation of Beneficiary at any time by filing a new beneficiary designation form with the Committee. No designation of Beneficiary or change of Beneficiary shall be effective until filed with and acknowledged by the Committee in writing. If more than one primary or contingent Beneficiary shall be designated, the multiple Beneficiaries in such class shall share equally, unless different percentages or amounts are clearly specified on the beneficiary designation form which is in effect on the Participant's date of death. If the Participant shall fail to file a valid beneficiary designation form, or if all persons designated shall have predeceased the Participant, the Company shall distribute the benefit payable under the Plan in a single sum to the Participant's estate.

         7.4 VESTING. A Participant's Deferred Compensation Account should be fully (100%) vested at all times. A Participant's Matching Account shall become vested under the following schedule:

           YEARS OF VESTING SERVICE                VESTED PERCENTAGE
           ------------------------                -----------------
     Less than 1 year                                      0%
     1 year but less than 2 years                         20%
     2 years but less than 3 years                        40%
     3 years but less than 4 years                        60%
     4 years but less than 5 years                        80%
     5 years or more                                     100%

         For purposes of this Section 7.4, Years of Vesting Service shall be equal to the Participant's years of vesting service under the 401(k) Plan. Notwithstanding the foregoing, a Participant shall be fully (100%) vested in his Matching Account in the event (i) he terminates employment from the Company or a subsidiary due to death, permanent disability or after reaching age 65, or (ii) of a Change in Control of the Company as defined in Section 2.3. The existence of a "permanent disability" shall be determined by the Committee, in its sole and reasonable discretion, based on such evidence as it deems necessary and appropriate to make such determination.



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         7.5 EFFECT OF TERMINATION OF EMPLOYMENT ON POUR-OVER ELECTION. If a
Participant who made a Pour-Over Election in accordance with Section 5.1 incurs a Termination of Employment from the Company or a subsidiary during the Plan Year to which such election relates, the Pour-Over Election shall be null and void and of no effect. Any Deferred Compensation and Matching Awards with respect to such Participant during the Plan Year and prior to such Termination of Employment shall be credited to his Accounts in accordance with Article VI and no Pour-Over Amount or Pour-Over Adjustment shall occur with respect to such Participant for such Plan Year.

         7.6 FORFEITURES. The portion of a Participant's Matching Account which is not vested upon a Participant's Termination of Employment under Section 7.4 above, shall be forfeited and the Participant's Matching Account shall automatically be reduced by the amount of such forfeiture effective as of the date of such Termination of Employment.

         7.7 SOURCE OF PAYMENTS. The amount of any benefit payable under this
Article VII shall be distributed from the general assets of the Company or a subsidiary, to the extent not paid from a trust established pursuant to Section
8.9. No Participant or Beneficiary shall have any right or claim to any insurance contract maintained by the Company or any trust established under
Section 8.9, or to the proceeds thereof, with respect to benefits payable hereunder.

         7.8 MAINTENANCE OF ACCOUNTS. A Participant's Accounts shall continue to be maintained until all amounts credited thereto (including earnings thereon) have been distributed or forfeited.


                                  ARTICLE VIII

                                 ADMINISTRATION
                                 --------------

         8.1 ADMINISTRATION. Full power and authority to construe, interpret and administer the Plan shall be vested in the Committee. The Committee shall make each determination provided for under the Plan and promulgate such rules and regulations as it considers necessary and appropriate for the implementation and management of the Plan.

         8.2 GENERAL CREDITOR. Notwithstanding any provision of the Plan to the contrary, the Participant's benefits hereunder shall at all times be reflected on the Company's books as a general unsecured and unfunded obligation of the Company, and the Plan shall not give any person any right or security interest in any asset of the Company nor shall it imply any trust or segregation of assets by the Company, other than as described in Section 8.9. Each Participant is solely an unsecured creditor of the Company with respect to any amounts payable to such Participant hereunder.

         8.3 FACILITY OF PAYMENT. If the Participant or his Beneficiary is entitled to payments under the Plan, and in the Committee's opinion such person becomes in any way incapacitated so as to be unable to manage his financial affairs, the Committee may authorize the Company or a subsidiary to make payments to the Participant's or Beneficiary's legal representative, or to one or more of the Participant's or Beneficiary's relatives by blood, adoption or marriage for such person's benefit, or the Committee may authorize the Company or a subsidiary to make payments for the benefit of the Participant or Beneficiary in any manner that it considers advisable. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability for such payment hereunder.

         8.4 NON-ALIENATION OF BENEFITS. All rights and benefits under the Plan are personal to the Participant and no right or interest of a Participant or any other person arising under the Plan is subject to voluntary or involuntary alienation, sale, transfer or assignment, prior to the distribution of such benefit hereunder.

         8.5 WITHHOLDING FOR TAXES. Notwithstanding any contrary provision of the Plan, the Company, a subsidiary or trustee of a trust described in Section
8.9 may withhold from any payment made by it with respect to the Plan, such amount or amounts as may be required for purposes of complying with the tax withholding provisions of the Code or any state or local income tax act or for purposes of paying any estate, inheritance or other tax attributable to any amounts payable hereunder. In the event a benefit is paid in the form of property distributed in kind, the Company or a subsidiary may condition the payment of the benefit upon satisfaction of applicable withholding obligations by any reasonable method, including payment by the Participant of the amount required to be withheld.

         8.6 NO EMPLOYMENT RIGHTS. The Plan is not a contract of employment, and participation in the Plan will not give any Participant the right to be retained in the employ of the Company or a subsidiary, nor any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued and vested under the Plan.

         8.7 COMMITTEE DETERMINATIONS FINAL. Each determination provided for in the Plan shall be made by the Committee under such procedures as it may from time to time prescribe and shall be made in the sole and reasonable discretion of the Committee. Any such determination shall be final and conclusive on all persons.

         8.8 AMENDMENT OR TERMINATION. The Company may, through written resolution of the Compensation Committee of its board of directors, in its sole and reasonable discretion, terminate or amend the Plan from time to time. No such termination or amendment shall alter a Participant's right to receive a distribution of amounts previously credited to his Accounts which are vested under Article VII; provided, however, that if the Company is liquidated, it shall have the exclusive right to determine the value of each Participant's Accounts, as of a date established by the Company, and to pay any unpaid distribution in any manner which the Company determines to be just and equitable.

         8.9 ESTABLISHMENT OF TRUST PERMITTED. The Company may, in its sole discretion, establish a grantor trust, as described under Section 671 of the Code, which is subject to the claims of the general creditors of the Company and its subsidiaries, for purposes of accumulating assets to provide benefits hereunder. The establishment of such a trust shall not affect the

Company's liability to pay benefits hereunder, except that the Company's liability shall be offset by any payments actually made to a Participant or Beneficiary under such a trust.

         8.10 INDEMNIFICATION. The Company shall indemnify and hold harmless each member of the Committee and each officer and employee of the Company to whom are delegated duties, responsibilities, and authority with respect to the Plan against all claims, liabilities, fines and penalties, and all expenses reasonably incurred by or imposed upon such delegate or agent (including but not limited to reasonable attorney fees) which arise as a result of actions or failure to act in connection with the operation and administration of the Plan to the extent lawfully allowable and to the extent that such claim, liability, fine, penalty or expense is not paid for by liability insurance purchased or paid for by the Company. Notwithstanding the foregoing, the Company shall not indemnify any person for any such amount incurred through any settlement or compromise of any action unless the Company consents in writing to such settlement or compromise.


                                   ARTICLE IX

                                CLAIMS PROCEDURE
                                ----------------

         9.1 INITIAL CLAIM FOR PAYMENT. Each Participant or Beneficiary shall submit a claim for payment to the Committee (or to such other person as may be designated by the Committee) in such manner as is prescribed by the Committee. A Participant shall have no right to seek review of a denial of payment or to bring any action in any court to enforce a claim for payment prior to filing a claim for payment and exhausting the rights to review delineated under Section 9.2.

         9.2 REVIEW OF CLAIM DENIAL. If a claim is denied, in whole or in part, the claimant shall have the right to request that the Committee review the denial, provided that the claimant files a written request for review with the Committee within sixty (60) days after the date on which the claimant received written notification of the denial. A claimant (or a claimant's duly authorized representative) may review pertinent documents and submit issues and comments in writing to the Committee. Within sixty (60) days after a request for review is received, the review shall be made and the claimant shall be advised in writing of the decision on review, unless special circumstances require an extension of time for processing the review, in which case the claimant shall be given a written notification within such initial sixty (60) day period specifying the reasons for the extension and when such review shall be completed (provided that such review shall be completed within one hundred and twenty (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the claimant in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a claimant shall fail to file a request for review in accordance with the procedures herein outlined, such claimant shall have no rights to review and shall have no right to bring action in any court and the denial of the claim shall become final and binding on all persons for all purposes. The foregoing claim procedures, although similar to claim procedures used by employee pension benefit plans covered by ERISA, shall not be construed to render this Plan covered by ERISA.


                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

         10.1 GENDER AND NUMBER. Where the context permits, words denoting men include women, the plural includes the singular, and the singular includes the plural.

         10.2 SUCCESSORS. Any successor to the Company, by merger, consolidation, purchase or otherwise, shall be substituted hereunder for the Company, and the Plan shall be binding upon all successors to and assigns of the Company, and the Company will require any successor or assign (whether direct or indirect, by merger, consolidation, purchase or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form satisfactory to the Committee, expressly, absolutely and unconditionally to assume and agree to perform the obligations under this Plan in the same manner and to the same extent that the Company would be required to perform if no such succession or assignment had taken place.

         10.3 CONTROLLING LAW. The Plan shall be construed in accordance with the laws of the State of Ohio.

         10.4 LIMITATION ON LIABILITY. Neither the Company nor any employee, officer or director of the Company in any manner guarantees the payments to be made under this Plan against loss or depreciation, and to the extent not prohibited by federal or state law, none of them shall be liable (except for his own gross negligence or willful misconduct), for any act or failure to act, done or omitted in good faith, with respect to the Plan. The Company shall not be responsible for any act or failure to act of any agent appointed to administer the Plan.




         Executed this 29th day of December, 1999, but effective as of January 1, 2000.



                                   DAIRY MART CONVENIENCE STORES, INC.



                                   By:  /s/ ROBERT B. STEIN, JR.
                                        ------------------------



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